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                                                                    EXHIBIT 10.3

                       AMENDMENT TO EMPLOYMENT AGREEMENT

                               (DAVID L. BIALOSKY)


                  FIRST AMENDMENT dated as of April 30, 2004 (this "Amendment") to EMPLOYMENT AGREEMENT (the "Agreement") dated as of February 13, 2003 by and between TRW Automotive Inc. (formerly known as TRW Automotive Acquisition Corp. (the "Company") and David L. Bialosky ("Executive").

                  WHEREAS, in recognition of Executive's contributions to the Company, the Company desires to change Executive's title as set forth herein;

                  In consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

                  1. Defined Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Agreement.

                  2. Amendment to Section 2(a) of the Agreement. The first sentence of Section 2(a) of the Agreement shall be amended to read in its entirety as follows: "During the Employment Term, Executive shall serve as the Company's Executive Vice President and General Counsel."

                  3. No Other Amendments; Effectiveness. Except as set forth in this Amendment, the Agreement is ratified and confirmed in all respects. This Amendment shall be effective as of the date hereof.

                  4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  5. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

TRW Automotive Inc.                                  David L. Bialosky



          /s/ John C. Plant                          /s/ David L. Bialosky
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By:  John C. Plant
Title: President and Chief Executive Officer